EXHIBIT 99.1
                                                                    ------------


                              LETTER OF TRANSMITTAL

                                       FOR
                                    TENDER OF
                    FLOATING RATE NOTES DUE JUNE 15, 2011 AND
                          7.75% NOTES DUE JUNE 15, 2011
            IN EXCHANGE FOR FLOATING RATE NOTES DUE JUNE 15, 2011 AND
                          7.75% NOTES DUE JUNE 15, 2011
                         THAT HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
                                       OF
                     ABITIBI-CONSOLIDATED COMPANY OF CANADA

--------------------------------------------------------------------------------

       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
         SEPTEMBER 10, 2004 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED BY ABITIBI-CONSOLIDATED COMPANY OF CANADA IN ITS SOLE
                                   DISCRETION.

--------------------------------------------------------------------------------


                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:


                THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
                                   DELIVER TO:

       BY MAIL, HAND OR OVERNIGHT               BY FACSIMILE FOR ELIGIBLE
                 DELIVERY:                     INSTITUTIONS (AS DEFINED IN
                                                     INSTRUCTION 3):
       The Bank of Nova Scotia Trust
            Company of New York                   Fax to: 212-225-5436
             One Liberty Plaza                    Confirm by Telephone:
                23rd Floor                            212-225-5427
         New York, New York 10006
           Attention: Pat Keane

      DELIVERY TO AN ADDRESS OTHER THAN THE DEPOSITORY TRUST COMPANY (ATOP) OR AS SET FORTH IN THIS LETTER OF TRANSMITTAL OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH
                   ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus dated July 29, 2004 (the "Prospectus") of Abitibi-Consolidated Company of Canada ("Abitibi-Consolidated") and this letter of transmittal, which together constitute Abitibi-Consolidated's offer (the "Exchange Offer") to exchange US$1,000 in stated amount at maturity of a new series of Floating Rate Notes due September 15, 2011 and 7.75% Notes due September 15, 2011 (the "New Notes") of Abitibi-Consolidated for each US$1,000 in stated amount at maturity of outstanding Floating Rate Notes due September 15, 2011 and 7.75% Notes due September 15, 2011 (the "Old Notes") of Abitibi-Consolidated. The terms of the New Notes are identical in all material respects (including stated amount at maturity, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting their transfer.

         This letter of transmittal is to be used by Holders (as defined below) if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent with this letter of transmittal by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders, are referred to in this letter of transmittal, together with such Holders, as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in (ii) in the immediately preceding paragraph, this letter of transmittal need not be delivered to the Exchange Agent; provided, however, that tenders of Old Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender Old Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, this letter of transmittal.

     Unless the context requires otherwise, the term "Holder" for purposes of this letter of transmittal means: (i) any person in whose name Old Notes are registered on the books of Abitibi-Consolidated or any other person who has obtained a properly completed bond power from the registered Holder, or (ii) any participant in DTC whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this letter of transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Old Notes to which this letter of transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Stated Amounts at Maturity should be listed on a separate signed schedule affixed hereto. Tenders of Old Notes will be accepted only in authorized denominations of US$1,000.

---------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF OLD NOTES
---------------------------------------------------------------------------------------------------------------
                                                       AGGREGATE STATED AMOUNT   AGGREGATE STATED AMOUNT
                             CERTIFICATE NUMBER(S)*    OF FLOATING RATE NOTES      OF 7.75% NOTES AT
  NAME(S) AND ADDRESS(ES)    (ATTACH SIGNED LIST IF     AT MATURITY TENDERED       MATURITY TENDERED
(PLEASE FILL IN, IF BLANK)         NECESSARY)          (IF LESS THAN ALL)**       (IF LESS THAN ALL)**
---------------------------------------------------------------------------------------------------------------

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TOTAL STATED AMOUNT AT MATURITY OF OLD NOTES TENDERED
---------------------------------------------------------------------------------------------------------------


*    Need not be completed by Holders tendering by book-entry transfer.

** Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 2.


|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
                               -------------------------------------------------

DTC Book-Entry Account
                               -------------------------------------------------

Transaction Code No.
                               -------------------------------------------------


         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, the letter of transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Old Notes
                                       -----------------------------------------


Window Ticket No. (if any)
                                       -----------------------------------------


Date of Execution of Notice of
Guaranteed Delivery
                                       -----------------------------------------


Name of Eligible Institution That
Guaranteed Delivery
                                       -----------------------------------------


If Delivered by Book-Entry Transfer:
Name of Tendering Institution
                                       -----------------------------------------


DTC Book-Entry Account No.
                                       -----------------------------------------


Transaction Code No.
                                       -----------------------------------------


|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name
           ---------------------------------------------------------------------


Address
           ---------------------------------------------------------------------


         If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the New Notes in the ordinary course of business of the undersigned, that it is not engaged in, and does not intend to engage in, or has no arrangement or understanding with any person to participate in, a distribution of New Notes and that it is not an "affiliate" of Abitibi-Consolidated within the meaning of Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it may be deemed to be an "underwriter" within the meaning of the Securities Act and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Abitibi-Consolidated the stated amount at maturity of Old Notes described on page 3. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Abitibi-Consolidated all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Abitibi-Consolidated and as Trustee under the Indenture for the Old Notes and the New Notes) with full power of substitution, to cause the Old Notes to be assigned, transferred and exchanged.

         The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, Abitibi-Consolidated will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or proxies. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Abitibi-Consolidated to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Abitibi-Consolidated) as more particularly set forth in the Prospectus, Abitibi-Consolidated may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         By tendering, each Holder of Old Notes represents to Abitibi-Consolidated that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such Holder, (ii) neither the Holder of Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) if the Holder or any such other person is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, it is not engaged in and does not intend to participate in a distribution of the New Notes and (iv) neither the Holder nor any such other person is an "affiliate" of Abitibi-Consolidated within the meaning of Rule 405 under the Securities Act of 1933, as amended, or, if such person is such an "affiliate", that such person may not rely on the applicable interpretations of the staff of the U.S. Securities and Exchange Commission set forth in no-action letters described under "The Exchange Offer--Resale of the New Notes" in the Prospectus and will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Holder or any such other person is a broker-dealer (whether or not it is also an "affiliate" of Abitibi-Consolidated within the meaning of Rule 405 under the Securities Act) that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus, as requested by law, meeting the requirements of the Securities Act in connection with any resale of such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such

New Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For purposes of the Exchange Offer, Abitibi-Consolidated shall be deemed to have accepted validly tendered Old Notes when, as and if Abitibi-Consolidated has given oral or written notice of such acceptance to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Old Notes are submitted for a greater stated amount at maturity than the Holder desires to exchange, such unaccepted or non-exchanged Old Notes will be returned without expense to the tendering Holder of such Old Notes (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to customary book-entry transfer procedures, such non-exchanged Notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

         All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation under this letter of transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Old Notes pursuant to the instructions hereto and Abitibi-Consolidated's acceptance of such Old Notes will constitute a binding agreement between the undersigned and Abitibi-Consolidated upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event, in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signature, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Abitibi-Consolidated has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder thereof if Abitibi-Consolidated does not accept for exchange any of the Old Notes so tendered.

                                    SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 14)

            (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING
                 NOTES REGARDLESS OF WHETHER OLD NOTES ARE BEING
                         PHYSICALLY DELIVERED HEREWITH)

--------------------------------------------------------------------------------

         This letter of transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Abitibi-Consolidated of such person's authority to so act. See Instruction 3. If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.

x                                   Date:
  ------------------------------                   -----------------------------


x                                   Date:
  ------------------------------                   -----------------------------
  Signature(s) of Holder(s) or
  Authorized Signatory

Name(s):                            Address:
        ------------------------                   -----------------------------


        ------------------------                   -----------------------------
              (Please Print)                           (Including Zip Code)

                                    Area Code and
Capacity(ies):                      Telephone No.:
              ------------------                   -----------------------------



Taxpayer Identification or Social Security No(s).:
                                                   -----------------------------

                               SIGNATURE GUARANTEE
                               (SEE INSTRUCTION 3)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)


--------------------------------------------------------------------------------
    (Address (including zip code) and Telephone Number (including area code)
                                    of Firm)


--------------------------------------------------------------------------------
                             (Authorized Signature)


--------------------------------------------------------------------------------
                                 (Printed Name)


--------------------------------------------------------------------------------
                                     (Title)


Dated:
        ---------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                               (SEE INSTRUCTION 4)

         To be completed ONLY if certificates for Old Notes in a stated amount at maturity not tendered are to be issued in the name of, or the New Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person(s) whose signature(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled "Description of Old Notes" within this letter of transmittal, or if Old Notes tendered by book-entry transfer that are not accepted are maintained at DTC other than the account at DTC indicated above. To be completed ONLY if certificates for Old Notes in a stated amount at maturity not tendered or not accepted for purchase or the New Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person(s) whose signature(s) appear(s) within this letter of transmittal or to an address different from that shown in the box entitled "Description of Old Notes" within this letter of transmittal or to be credited to an account maintained at DTC other than the account at DTC indicated above.


Name
        ---------------------------------------------------
                        (Please Print)


Address
        ---------------------------------------------------



-----------------------------------------------------------
                     (Include Zip Code)



-----------------------------------------------------------
       (Tax Identification or Social Security No.)


(See Substitute Form W-9 on Page 12)

                          SPECIAL DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTION 4)

         To be completed ONLY if certificates for Old Notes in a stated amount at maturity not tendered or not accepted for purchase or the New Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person(s) whose signature(s) appear(s) within this letter of transmittal or to an address different from that shown in the box entitled "Description of Old Notes" within this letter of transmittal or to be credited to an account maintained at DTC other than the account at DTC indicated above.


Name
        ---------------------------------------------------
                        (Please Print)


Address
        ---------------------------------------------------



-----------------------------------------------------------
                     (Include Zip Code)



-----------------------------------------------------------
       (Tax Identification or Social Security No.)


    (See Substitute Form W-9 on Page 12)

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. The certificates for the tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth on page 1 prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this letter of transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or Old Notes should be sent to Abitibi-Consolidated.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the stated amount at maturity of Old Notes tendered, stating that the tender is being made by such Notice of Guaranteed Delivery and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this letter of transmittal (or a copy of this letter of transmittal), together with the certificate(s) representing the Old Notes (or a confirmation of electronic mail delivery of book-entry into the Exchange Agent's account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed letter of transmittal (or a copy of this letter of transmittal), as well as all other documents required by this letter of transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any Holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by Abitibi-Consolidated in its sole discretion, which determination will be final and binding. Abitibi-Consolidated reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes Abitibi-Consolidated's acceptance of which would, in the opinion of counsel for Abitibi-Consolidated, be unlawful. Abitibi-Consolidated also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Old Notes. Abitibi-Consolidated's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Abitibi-Consolidated shall determine. Although Abitibi-Consolidated intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither Abitibi-Consolidated, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the expiration or termination of the Exchange Offer.

         2. PARTIAL TENDERS. If less than all Old Notes are tendered, the tendering Holder should fill in the number of Old Notes tendered in the third column or the fourth column, as the case may be, of the chart entitled "Description of Old Notes." All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Old Notes are tendered, a certificate or certificates representing New Notes issued in exchange of any Old Notes tendered and accepted will be sent to the Holder at its registered address, unless a different address is provided in the appropriate box in this letter of transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange. Tenders of Old Notes will be accepted only in authorized denominations of US$1,000.

         3. SIGNATURE ON THE LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal (or a copy of this letter of transmittal) is signed by the registered Holder(s) of the Old Notes tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this letter of transmittal (or a copy of this letter of transmittal) is signed by the registered Holder of Old Notes tendered and the certificates for New Notes issued in exchange therefor are to be issued (or certificates for any untendered Old Notes are to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

         If this letter of transmittal (or a copy of this letter of transmittal) is signed by a person other than the registered Holder(s) of the Old Notes, the Old Notes surrendered for exchange must be endorsed or accompanied by a properly completed bond power that authorizes such person to tender the Old Notes on behalf of the registered Holder(s), in either case signed as the name(s) of the registered Holder(s) appear(s) on the Old Notes.

         If this letter of transmittal (or a copy of this letter of transmittal) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in fiduciary or representative capacities, such persons should so indicate when signing, and unless waived by Abitibi-Consolidated, evidence satisfactory to Abitibi-Consolidated of their authority to so act must be submitted with this letter of transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this letter of transmittal (or a copy of this letter of transmittal) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange, a member firm of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"), unless the Old Notes tendered pursuant hereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box on page 4 entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this letter of transmittal or (ii) for the account of an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for stated amounts at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this letter of transmittal (or in the case of tender of the Old Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be provided.

         5. TRANSFER TAXES. Abitibi-Consolidated shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes, or certificates representing Old Notes for stated amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Notes being tendered, or if transfer taxes are imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this letter of transmittal.

         6. AMENDMENT OR WAIVER OF CONDITIONS. Abitibi-Consolidated reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

         7. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer, requests for assistance and requests for additional copies of the Prospectus and this letter of transmittal may be directed to the Exchange Agent at the address and telephone number set forth above.

         9. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this letter of transmittal, waive any right to receive notice of the acceptance of their Old Notes for exchange.

         10. WITHDRAWAL OF TENDERS. Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         For a withdrawal of a tender of Old Notes to be effective, a written or facsimile notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who deposited the Old Notes to be withdrawn, (ii) identify the Old Notes to be withdrawn (including the principal amounts of such Old Notes), (iii) be signed by the Holder in the same manner as the original signature on this letter of transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Holder. If the Holder delivered or otherwise identified certificates representing Old Notes to the Exchange Agent, then the Holder must submit the serial numbers of the certificates to be withdrawn. If the Old Notes were tendered as a book-entry transfer, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of DTC.

         11. DEFINITIONS. Capitalized terms used but not defined in this letter of transmittal shall have the respective meanings set forth in the Prospectus.

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.


                            IMPORTANT TAX INFORMATION

         The Holder is required to give the Exchange Agent its social security number or employer identification number. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identifying Number on Substitute Form W-9 for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

--------------------------------------------------------------------------------------------------
             PAYOR'S NAME:     ABITIBI-CONSOLIDATED COMPANY OF CANADA

--------------------------------------------------------------------------------------------------
          SUBSTITUTE            Please fill out your name and address below:
           FORM W-9
   Department Of The Treasury   Name:
    Internal Revenue Service
                                ------------------------------------------------------------------

 Payor's Request For Taxpayer   Address (Number and street):
 Identification Number (TIN)
                                ------------------------------------------------------------------

                                City, State and Zip Code:

                                ------------------------------------------------------------------


                                ------------------------------------------------------------------

                                PART I-- PLEASE PROVIDE YOUR TIN IN     TIN:
                                THE BOX AT RIGHT AND CERTIFY BY
                                SIGNING AND DATING BELOW                --------------------------
                                                                        (Social Security Number
                                                                        or Employer Identification
                                                                        Number)

--------------------------------------------------------------------------------------------------

                                PART II-- CERTIFICATION-- UNDER         PART III--
                                PENALTIES OF PERJURY, I CERTIFY
                                THAT: (1) The number shown on this      --------------------------
                                form is my correct Taxpayer
                                Identification Number (or I am
                                waiting for a number to be issued to    Awaiting TIN |_|
                                me) and (2) I am not subject to
                                backup withholding because (a) I am     --------------------------
                                exempt from backup withholding, or
                                (b) I have not been notified by the
                                Internal Revenue Service (the "IRS")
                                that I am subject to backup
                                withholding as a result of failure to   Exempt       |_|
                                report all interest and dividends, or
                                (c) the IRS has notified me that I am
                                no longer subject to backup
                                withholding.

--------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the applicable box in Part III.

Signature                                          Date

------------------------------------------------   -----------------------------


Name (Please Print)

--------------------------------------------------------------------------------

Address (Number and street)

--------------------------------------------------------------------------------

City, State and Zip Code

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE APPLICABLE BOX IN
PART III OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.


-------------------------------------     --------------------------------------
              Signature                                    Date

IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

                          (DO NOT WRITE IN SPACE BELOW)

    CERTIFICATE                  OLD NOTES                OLD NOTES ACCEPTED
    SURRENDERED                  TENDERED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Delivery Prepared by            Checked by                Date

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: I.E. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: I.E., 00-0000000. The table below will help determine the number to give the payer.

----------------------------- --------------------------- --- --------------------------- --------------------------------
FOR THIS TYPE OF ACCOUNT:     GIVE THE                        FOR THIS TYPE OF            GIVE THE
                              SOCIAL SECURITY                 ACCOUNT:                    EMPLOYER IDENTIFICATION
                              NUMBER OF --                                                NUMBER OF--
----------------------------- --------------------------- --- --------------------------- --------------------------------
1. An individual's account    The individual                  6. A valid trust, estate,   The legal entity (do not
                                                                 or pension trust         furnish the identifying
                                                                                          number of the personal
                                                                                          representative or trustee
                                                                                          unless the legal entity itself
                                                                                          is not designated in the
                                                                                          account title).(4)
----------------------------- --------------------------- --- --------------------------- --------------------------------
2. Two or more individuals    The actual owner of the         7. Corporate account        The corporation
   (joint account)            account or, if combined            and/or LLC electing
                              funds, the first individual        corporate status on
                              on the account(1)                  Form 8832
----------------------------- --------------------------- --- --------------------------- --------------------------------
3. Custodian account of a     The minor(2)                    8. Association, club,       The organization
   minor (Uniform Gift to                                        religious, charitable,
   Minors Act)                                                   or educational or other
                                                                 tax-exempt organization
                                                                 account
----------------------------- --------------------------- --- --------------------------- --------------------------------
4. a. The usual revocable     The grantor-trustee(1)          9. Partnership account or   The partnership
      savings trust account                                      multi-member LLC
      (grantor is also
      trustee)

   b. So-called trust         The actual owner(1)
      account that is not a
      legal or valid trust
      under State law
----------------------------- --------------------------- --- --------------------------- --------------------------------
5. Sole proprietorship        The owner(3)                    10. A broker or registered  The broker or nominee
   account or single-owner                                        nominee
   LLC
----------------------------- --------------------------- --- --------------------------- --------------------------------
                                                              11. Account with the        The public entity
                                                                  Department of
                                                                  Agriculture in the
                                                                  name of a public
                                                                  entity (such as a
                                                                  State or local
                                                                  government, school
                                                                  district, or prison)
                                                                  that receives
                                                                  agricultural program
                                                                  payments
----------------------------- --------------------------- --- --------------------------- --------------------------------


1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2   Circle the minor's name and furnish the minor's social security number.

3 You must show your individual name, but you may also enter your business name or "doing business as" name. You may use either your Social Security number or your Employer Identification number (if you have one).

4.  List first and circle the name of the legal trust, estate, or pension trust.
    NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. U.S. resident aliens who cannot obtain a social security number must apply for an ITIN (individual taxpayer identification number) or Form W-7, Application for IRS Individual Taxpayer Identification Number.

PAYEE EXEMPT FROM BACKUP WITHHOLDING
Payees exempted from backup withholding on ALL payments including the following:
o An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or any IRA or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.
o   The United States or any agency or instrumentality thereof.
o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
o An international organization or any agency or instrumentality thereof. Other payees that may be exempt from backup withholding include:
o   A corporation.
o   A financial institution.
o A futures commission merchant registered with the Commodity Futures Trading Commission.
o   A middleman known in the investment community as a nominee or custodian.
o A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.
o   A real estate investment trust.
o   A common trust fund operated by a bank under Section 584(a) of the Code.
o A trust exempt from tax under Section 664 of the Code, or a trust described in Section 4947 of the Code.
o An entity registered at all times during the tax year under the Investment Company Act of 1940.
o   A foreign central bank of issue.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING
Payment of dividends and patronage dividends not generally subject to backup withholding include the following:
o Payments to nonresident aliens subject to withholding under Section 1441 of the Code.
o Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.
o Payments of patronage dividends where the amount received is not paid in money.
o   Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:
o   Payment of interest on obligations issued by individuals.
    NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
o Payment of tax-exempt interest (including exempt interest dividends under Section 852 of the Code).
o   Payment described in Section 6049(b)(5) of the Code to nonresident aliens.
o   Payments on tax-free covenant bonds under Section 1451 of the Code.
o   Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

         Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6045, and 6050A of the Code and the regulations promulgated thereunder.

PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividends, interest, or other payments to give correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (or such other rate specified by the Code) of taxable interest, dividends, and certain other payments to a payee who does not furnish a correct taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TINS.-- If the register discloses or uses TINs in violation of Federal law, the register may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.